UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 14, 2009

TVIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30539	94-3175152

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4800 Great America Parkway, Ste. 300
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)
(408) 327-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
As previously disclosed in the Current Report on Form 8-K filed on October 16, 2008 by Tvia, Inc. (the “Company”) with the Securities and Exchange Commission, on October 15, 2008, the Company filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Proceeding”) in the United States Bankruptcy Court for the Northern District of California, San Jose Division (the “Court”), in the proceeding titled In re: Tvia, Inc., Case No. 08-55860.
On January 6, 2009, the Court appointed a committee of equity security holders with respect to the Bankruptcy Proceeding (the “Equity Holders Committee”). On January 14, 2009, representatives of the Company met with the Equity Holders Committee and provided them with certain information regarding the status of the Bankruptcy Proceeding and the Company’s operational and strategic plans in connection with the Bankruptcy Proceeding. At this meeting, the Company explained that its primary goal was to liquidate the Company in as cost effective and prompt a manner as practicable. The Company further explained that it had commenced the Bankruptcy Proceeding because it had determined that this proceeding represented the course that would best accomplish this goal and enable the Company to distribute the maximum amount of assets to its stockholders after discharging its debts in full.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations are intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements relating to the outcomes of the Bankruptcy Proceeding, the liquidation of the Company, the Company’s strategic goals and plans, and the timing and amount of any distributions to the Company’s equity holders and payments to the Company’s creditors. These statements speak only as of the date hereof and are subject to a number of factors that could cause actual results to differ materially, including, without limitation, the ability of the Company to execute a liquidation event, developments in the Bankruptcy Proceeding and litigation involving the Company, changes in the Company’s business and operations and macroeconomic changes. For other factors that could cause the Company’s results to vary, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended March 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update publicly any forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tvia, Inc.
By:	/s/ Eli Porat
Eli Porat
Chief Executive Officer

Date: January 20, 2009